UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

ONTO INNOVATION INC.
(Exact name of registrant as specified in its charter)
Delaware	001-39110	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Jonspin Road, Wilmington, Massachusetts 01887
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (978) 253-6200

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange (NYSE)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following approval of the form of agreement by its Board of Directors on October 31, 2019, Onto Innovation Inc. (“Onto Innovation”) has entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its directors and Steven Roth, its Chief Financial Officer, and Robert Koch, its Vice President and General Counsel. The form of Indemnification Agreement is attached hereto as Exhibit 10.1.

Each Indemnification Agreement provides that, subject to certain exclusions, Onto Innovation shall indemnify the applicable executive officer or director to the fullest extent permitted by law, including any greater indemnification that is afforded by a subsequent change in applicable law. The Indemnification Agreement also provides, among other things, for advancement of expenses and independent or disinterested determinations as to whether the standard for indemnification under the Indemnification Agreement has been met, and governs other procedural matters related to indemnification. The rights afforded to the indemnified persons under the Indemnification Agreements are not exclusive of other rights of indemnification such persons may enjoy under Onto Innovation’s bylaws. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the copy of the form of such agreements, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Indemnity Agreement

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Onto Innovation Inc.

Date: November 6, 2019	By: /s/ Michael P. Plisinski
Michael P. Plisinski Chief Executive Officer